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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   __________

                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date the earliest event reported)   May 9, 1996
                                                  ------------------------

                                RXI Holdings, Inc.
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               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                 (State or other jurisdiction of Incorporation)


            33-94420                                   95-4426626
   -----------------------------         -------------------------------------
     (Commission File Number)            (I.R.S. Employer Identification No.)



      11111 Santa Monica Boulevard, Suite 270 Los Angeles, California 90025
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     (Address of Principal Executive Offices)                       (Zip code)


                                  (310) 473-7005
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               Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.


          On May 9, 1996, RXI Plastics, Inc. ("Company"), a wholly-owned subsidiary of Registrant, acquired all of the outstanding stock of Vanguard Plastics of California, Inc. ("Vanguard") pursuant to a Stock Purchase Agreement, dated as of May 1, 1996, among the Company, Registrant, Vanguard Plastics Inc. and the 1989 Steil Family Trust (the "Agreement").

          The purchase price for the acquisition was $1,176,740, consisting of $600,270 in cash and an unsecured note in the principal amount of $576,470. The purchase price was based on the fair market value of the assets and liabilities acquired and was funded through the Company's existing revolving credit facility with CIT Group/Business Credit, Inc. ("CIT"). The Company has also refinanced Vanguard's existing indebtedness with the proceeds of a new term loan obtained from CIT in the amount of $1,300,000.

          Pursuant to the Agreement, the Company acquired all of the outstanding stock of Vanguard. Vanguard is engaged in the business of manufacturing plastic containers, a business in which the Company is also presently engaged. The Company intends to continue to operate the acquired business in a manner generally consistent with past practice.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  FINANCIAL STATEMENTS.    The required financial statements are
anticipated to be filed within the 60 day period permitted by Item 7(a) of Form 8-K.

          (b)  PRO FORMA FINANCIAL INFORMATION.   The required pro forma
financial information is anticipated to be filed within the 60 day period permitted by Item 7(b) of Form 8-K.

          (c) EXHIBITS. The following exhibits are filed as exhibits to this current report on Form 8-K, and none have been incorporated by reference to any other registration statement, report or other document.

          EXHIBIT NUMBER  DESCRIPTION
          --------------  -----------

          2.1 Stock Purchase Agreement, dated as of May 1, 1996, between the Company, Registrant, Vanguard Plastics Inc. and the 1989 Steil Family Trust.

          2.2 Amendment to Financing Agreement, dated as of February 10, 1995 among CIT, Texberry Container Corporation, Patrick Plastics, Inc. and the Company.



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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    RXI Holdings, Inc.



May   , 1996                        By: /s/ Leon Farahnik
    --                                 -----------------------------------
                                       Leon Farahnik, President
                                       and Chief Executive Officer


                                    By: /s/ Marvin Liebman
                                       -----------------------------------
                                       Marvin Liebman,
                                       Chief Financial Officer





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